PRECISION GENETIC MEDICINES THROUGH BASE EDITING JANUARY 2024 NASDAQ: BEAM

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding: the initiation, timing, progress and results of preclinical studies and research and development programs, including the initiation and progress of clinical trials, including our BEACON trial and our BEAM-201 trial; the advancement of our pipeline, including the advancement of BEAM-101, BEAM-201, BEAM-301, BEAM-302, and additional liver programs in multiple preclinical studies; our current expectations and anticipated results of operations, including our expected use of capital; the sufficiency of our capital resources to fund operating expenses and capital expenditure requirements and the period in which such resources are expected to be available; the potential activities and benefits under license and collaboration agreements and the formation of new collaborations; and the therapeutic applications and potential of our technology, including our potential to develop life-long, curative, precision genetic medicines for patients through base editing, including potential safety advantages, all of which are subject to known and unknown important risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words "anticipate," "expect," "suggest," "plan," "vision," "believe," "intend," "project," "forecast," "estimates," "targets," "projections," "potential," "should," "could," "would," "may," "might," "will," and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: our ability to develop, obtain regulatory approval for, and commercialize our product candidates, which may take longer or cost more than planned; our ability to raise additional funding, which may not be available; our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates; the potential impact of pandemics and other health emergencies, including their impact on the global supply chain; that preclinical testing of our product candidates and preliminary or interim data from preclinical studies and clinical trials may not be predictive of the results or success of ongoing or later clinical trials; that initiation and enrollment of our clinical trials may take longer than expected; that our product candidates may experience manufacturing or supply interruptions or failures; risks related to competitive products; and the other risks and uncertainties identified under the headings "Risk Factors Summary" and "Risk Factors" and elsewhere in our annual report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and in any subsequent filings with the Securities and Exchange Commission (the "SEC") which are available on the SEC's website at www.sec.gov. Additional information will be made available by our annual and quarterly reports and other filings that we make from time to time with the SEC. These forward-looking statements speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. .

OUR VISION IS TO PROVIDE LIFE-LONG CURES for patients suffering from serious diseases POTENTIAL FOR one-time, curative therapies GENE EDITING FOR rare and common diseases PLATFORM FOR rapidly-programmable precision medicines

Base editing is an efficient, predictable and potentially best-in-class gene editing technology

NUCLEASE CRISPR, ZFN, TALENs

Precision targeting with CRISPR



Double-stranded breaks



Lack of control of gene sequence outcomes

...A C G - - - - G C A T...
...A C G T C **G C T T** A T G C A T...
...A - - - - - T G C A T...
...A C G T C **T** A T G C A T...
...A C - - - - - - - A T...
...A C G T C **A A C** - - G C A T...
etc

- - - - - Deletions
A G C T Insertions

BASE EDITING BEAM THERAPEUTICS

Precision targeting with CRISPR



Enzymatic base conversion


A
G

Highly efficient with predictable gene sequence outcomes



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Base editing technology has multiple, highly versatile applications CRISPR Protein Deaminase Guide RNA Activate expression  Silence proteins  Correct mutations  Multiplex edits  Modify proteins  Turns on genes to restore or increase function   Turns off any gene with disease-causing activity                     Repairs the most common type of gene mutation, single base changes Targets multiple pathways simultaneously with high efficiency Changes how proteins bind or signal without disrupting their function BEAM-101 Multiple at Beam and partners BEAM-302, BEAM-301 BEAM-201 ESCAPE PROGRAMS

We have built a comprehensive, fully-integrated platform for precision genetic medicines Guide RNA Design Production Base Editing A and C base editors Single and multiplex mRNA Design Production Cell Therapy Ex vivo HSC and T cells LNP In vivo Liver, HSCs and other tissues GMP Manufacturing External CDMO In-house at NC facility FULLY INTEGRATED TECHNOLOGY AND CAPABILITIES MODULAR PLATFORM FOR RAPID DEVELOPMENT OF NEW BASE EDITING PROGRAMS

Advancing a diversified pipeline into the clinic PROGRAM / DISEASE DELIVERY EDITING APPROACH RESEARCH LEAD OPTIMIZATION IND ENABLING PHASE I/II PIVOTAL BEAM-101 Sickle Cell Disease (SCD) Ex vivo HSC Activation of fetal hemoglobin (HbF) ESCAPE Sickle Cell Disease Beta Thalassemia Ex vivo HSC Multiplex HbF edit + CD117 edit- antibody pair BEAM-302 Alpha-1 Antitrypsin Deficiency (AATD) In vivo LNP Correction of E342K mutation BEAM-301 Glycogen Storage Disease 1a (GSD1a) In vivo LNP Correction of R83C mutation BEAM-201 T-cell Leukemia/Lymphoma (T-ALL / T-LL) and CD7+ AML Ex vivo T cells Multiplex silenced CD7 CAR-T Pfizer collaboration target In vivo LNP Undisclosed Apellis collaboration target In vivo LNP Undisclosed LNP = Lipid Nanoparticle; HSC = Hematopoietic Stem Cell; T-ALL / TLL = T-Cell Acute Lymphoblastic Leukemia / T-Cell Lymphoblastic Lymphoma; AML = Acute Myeloid Leukemia; ESCAPE: Engineered Stem Cell Antibody Paired Evasion

Highly differentiated priority programs with significant value creation potential Sickle Cell Disease Alpha-1 Antitrypsin Deficiency Best-in-class potential for BEAM-101 Increased probability of technical success for ex vivo gene editing and HbF upregulation Validated FDA regulatory pathway ESCAPE has potential to eliminate chemotherapy from transplant, expanding reach of base editing to more patients Platform for future hematology pipeline Best-in-class potential for BEAM-302 Increased probability of technical success for in vivo LNP gene editing in liver Potential for rapid clinical proof of concept (change in functional AAT and PiZ AAT levels) Clinical-stage AATD program with potential to be a one-time treatment that benefits both lung and liver disease Platform for future liver pipeline HEMATOLOGY LIVER GENETIC DISEASE AAT = Alpha-1 Antitrypsin protein

2023 was a transformative year for CRISPR gene editing, for base editing, and for Beam 2023 Highlights GENE EDITING First in vivo gene editing INDs cleared by FDA First in vivo liver base editing clinical data First CRISPR-based product approved for SCD BEAM First patients dosed with base edited therapies in U.S. in multiple trials BEAM-201 dosed Q3 BEAM-101 dosed and engrafted Q4 Lilly acquisition of Beam’s rights to Verve programs Prioritized portfolio to focus on core value drivers in SCD and AATD Expected cash runway into 2027

2024 is expected to be a year of significant catalysts for Beam 2024 Anticipated Catalysts BEAM-101 SCD Complete sentinel dosing and initiate expansion dosing in first half of 2024 Present clinical data on multiple patients in second half of 2024 ESCAPE SCD Initiate Phase 1-enabling preclinical studies in 2024 BEAM-302 AATD File BEAM-302 CTA ex-U.S. Initiate clinical trial for BEAM-302 ex-U.S. in first half of 2024* BEAM-301 GSD1a Submit U.S. IND application in first half of 2024 BEAM-201 T-ALL / T-LL Present clinical data in second half of 2024 *assuming CTA acceptance

What if we could develop better one-time therapies for patients with SCD? SICKLE CELL DISEASE

Wave 3: ~100,000 Beam’s multi-wave strategy is focused on developing safer, more effective, and more accessible treatments for patients with SCD Eligible SCD Patient Population (U.S.) Wave 2: 30-40,000 Wave 1: ~10,000 Wave 2 ESCAPE: Multiplex HbF edit + CD117 selection edit Non-genotoxic conditioning eliminates chemotherapy and broadens patient population for ex vivo gene therapy Broader range of disease severity Increased willingness-to-treat Wider age range Wave 1 BEAM-101: Precise HbF upregulation Potentially best-in-class gene editing Non-cutting, non-viral therapy with busulfan conditioning to address severe SCD with high vaso-occlusive crisis (VOC) burden Wave 3 In vivo: Base editing with HSC-targeted LNPs In vivo delivery would overcome need for transplantation, lower infrastructure requirements and unlock wider patient access and geographies Source: Internal Beam estimates

BEAM-101: Designed to be best-in-class genetic medicine for SCD



Hemoglobin genes
Hemoglobin expression
Impact on red blood cells (RBCs)
HbS
HbF
SCD Patient
HBG2
HBG1
HBB
Mutated hemoglobin gene (HBB)
Expression of sickle-causing hemoglobin
RBCs sickle and polymerize with hypoxia
BEAM-101 Potential
HBG2
HBG1
HBB
A
G
Direct reactivation of HbF genes
HbF expressed and HbS decreased
RBCs form and function normally

SCD Unmet Need

- Sickle cell hemoglobin (HbS) polymerization is root cause of sickle cell pathophysiology
- Affects millions of people worldwide and ~100K in U.S.
- Median survival in the U.S. is ≥20 years shorter

Current Available Treatments

- Disease-modifying therapies require ongoing treatment and do not prevent organ dysfunction
- Recently approved gene therapies reduce VOCs but residual HbS >50% suggests room for improvement

BEAM-101 Potential

- Precision editing without requirement of double-stranded DNA breaks or viral insertion
- More efficient editing leading to greater and more uniform induction of HbF and reduction of HbS and normalization of hemoglobin
- Investment in wholly owned manufacturing and improved process and patient experience

CDC Data & Statistics; Lancet Haematol 2023; 10: e585–99; DeBaun et al. Blood. 2019 Feb 7; 133(6):615-617

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Precise, single base editing without need for double-stranded breaks or viral insertion results in highest editing efficiency in pre-clinical models BEAM-101: Potential for highest HbF induction and lowest residual HbS levels versus other approaches in the field Preclinical data presented at ASGCT 2020; Edited human HSPCs analyzed 16 weeks after infusion in NBSGW mice (Mean±SEM, n=4-6); 1. Sorted human Lineage-CD34+ bulk bone marrow; 2. Sorted erythroid cells (GlyA+) Base editing at HBG1/2 promoters1 HbF protein levels2 HbS protein levels2 >90% 65% <40%

BEAM-101: First clinical base editing program in the U.S., accelerating path to SCD patients and the market

BEACON Phase 1/2 Study Design



Transfusion & Mobilization
(+/- 6 months)
Drug Product Manufacturing
Conditioning, BEAM-101 Dosing & Engraftment
Follow up
PATIENTS
1
2
3
4-45
STAGGERED START*

- Sentinel cohort
- Expansion cohort

Select safety endpoints

- Proportion of patients with successful neutrophil engraftment by day 42
- Safety and tolerability assessments

Select efficacy endpoints

- Severe VOCs
- Total Hb and hemolysis
- HbF levels
- Patient reported outcomes
- RBC function and organ damage
- Time to engraftment

*Engraftment of each sentinel patient required before conditioning next patient

- First patient dosed and successfully engrafted in Q4
- Completed manufacturing of BEAM-101 for multiple patients
- Multiple patients consented for sentinel and expansion cohorts; expansion dosing expected to initiate in 1H 2024

Anticipate presenting clinical data on multiple patients in the second half of 2024

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Plan to initiate Phase 1-enabling studies in 2024 Wave 2 ESCAPE: Designed for selective depletion of diseased cells to enable non-genotoxic conditioning for SCD Stem cell factor (SCF) signaling via CD117 required for HSC survival and proliferation Single base edit changes the epitope on CD117 receptor without observed impact on HSC biology Customized conditioning antibody depletes diseased unedited cells, but enables CD117-edited, non-diseased cells to “ESCAPE” and grow normally Enrichment of edited cells in presence of antibody Paired CD117 antibody (ng/mL) HSC eHSC Cell Dies Cell Survives ESCAPE: Engineered Stem Cell Antibody Paired Evasion Colony ratio (%)

Wave 3 in vivo: Developing LNPs for delivery of base editors to blood stem cells Presented at ASH 2021 Expression of mRNA payload in NHP HSCs at clinically relevant doses In preclinical studies, Beam LNP technology allowed targeting of blood stem cells for delivery of mRNA payloads at clinically relevant doses Research to adapt system to base editing payloads is ongoing Ultimate goal: deliver curative base editing machinery directly to HSCs with an intravenous transfusion NHP Lineage CD34+ Dose of LNP-HSC1 (mg/kg)

What if we could use base editing to correct disease-causing mutations in vivo? GENETIC DISEASES

BEAM-302: Aims to restore expression of functional AAT to address AATD-related lung and liver disease



Liver
Lung
A
T
Alpha-1 Antitrypsin (AAT) deficiency: SERPINA1 mutation (PiZZ)
Mutant PiZ AAT aggregates in liver causing damage
Lack of AAT secretion leads to lung damage
G
C
Normal AAT: Wildtype SERPINA1
AAT protein is secreted from liver, protecting lungs

AATD Unmet Need

- PiZZ genotype is >95% of severe AATD population that typically develop progressive lung and/or liver disease
- 100,000 PiZZ individuals in the U.S.; ~10% diagnosed

Current Available Treatments

- Lung disease: Medications for emphysema and possible weekly IV plasma-derived AAT (augmentation); lung transplant considered for severely affected patients
- Liver disease: Supportive care; liver transplant considered for end-stage disease

BEAM-302 Potential

- One-time therapy that addresses both lung and liver disease, with corrected gene under normal regulation
- Reduction of mutant PiZ AAT in liver and restored circulating functional AAT

American Thoracic Society/European Respiratory Society statement: standards for the diagnosis and management of individuals with alpha-1 antitrypsin deficiency Am J Respir Crit Care Med, 2003

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BEAM-302: Corrected the PiZ mutation and restored functional AAT with a single dose in AATD mouse model Liver editing correlated with increased corrected serum AAT and decreased mutant PiZ AAT, at or below 0.75mpk Liver Editing Serum AAT Levels

BEAM-302: Phase 1/2 trial designed to achieve clinical proof-of-concept in patients across the spectrum of AATD Opportunity to achieve first ever clinical proof-of-concept of in vivo base editing leading to correction of a disease-causal mutation CTA submitted to UK; additional filings to follow Part A: AATD-associated Lung Disease Part B: AATD-associated Lung and/or Liver Disease Assess early safety and efficacy and identify optimal dose for pivotal study Up to 4 dose cohorts Patients included with mild to moderate liver disease Up to 4 dose cohorts Patients excluded with liver disease Initiate Phase 1/2 trial ex-U.S. in first half of 2024 Dose Exploration Dose Expansion Dose Exploration Dose Expansion

BEAM-301: Aims to normalize glycogen metabolism in patients with GSD1a to prevent hypoglycemia and other disease manifestations



Liver
A
T
G6PC R83C mutation
G
C
Wildtype G6PC gene
Glucose
Non-functional G6Pase
Glycogen
Glucose-6-phosphate
Pyruvate
Acetyl-CoA
Fatty acids, triglycerides

Unmet Need in GSD1a Patients with Severe R83C Mutation:

- Inability to convert glycogen back to glucose to sustain blood sugar while fasting
- Patients at constant risk of hypoglycemia that can result in seizures, coma or death
- Estimated ~300 R83C patients in U.S. based on updated epidemiology

Current Standard of Care:

- Liquid cornstarch supplementation every 2-4 hours, even throughout the night

BEAM-301 Potential:

- Correct liver G6PC mutation to restore enzyme activity and enable normal glucose homeostasis, as well as eliminate chronic cornstarch supplementation
- Animal studies suggest ~11% editing sufficient for restoring fasting glucose and metabolic profile

Chou & Mansfield. 2007. Curr. Gen. Ther.; Internal Beam estimates

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U.S. IND filing expected in first half 2024 BEAM-301: Treatment with a single dose significantly improved long-term survival in GSD1a mouse model Preclinical studies of BEAM-301 demonstrated a single dose significantly improved long-term survival out to a year in humanized R83C homozygous mice Untreated homozygous R83C mice die within weeks of birth Given its rare nature and geographic distribution of patients, Beam will initially focus development of BEAM-301 in the U.S. 0 Probability of Survival 20 40 60 80 100 10 20 30 40 50 1x dose BEAM-301 wild-type Untreated Time (weeks) 0

Creative pipeline and platform partnerships unlock additional value and broaden therapeutic impact Strategic Deals resulting in $675M upfront and more than $1B in potential milestones Innovator Deals gaining rights to innovative and complementary technologies $300M upfront for 3 base editing targets Beam option at end of Phase 1/2 for 35% WW cost/profit split on 1 program $75M upfront for base editing for complement-mediated diseases Beam option at end of Phase 1 for 50% of U.S. rights on one program $50M upfront for non-exclusive license to Cas12b nuclease for certain engineered cell therapies $250M in upfront/equity plus up to $350M in potential development-stage payments to acquire Beam’s cost/profit split options in 3 Verve cardiovascular programs Prime editing (PE) technology is complementary to base editing Beam exclusive PE rights for all A-G and C-T edits plus any edit for SCD Next-gen RNA and delivery technologies Beam equity stake in Orbital plus IP access in gene editing and other fields

2024 is expected to be a year of significant catalysts for Beam 2024 Anticipated Catalysts BEAM-101 SCD Complete sentinel dosing and initiate expansion dosing in first half of 2024 Present clinical data on multiple patients in second half of 2024 ESCAPE SCD Initiate Phase 1-enabling preclinical studies in 2024 BEAM-302 AATD File BEAM-302 CTA ex-U.S. Initiate clinical trial for BEAM-302 ex-U.S. in first half of 2024* BEAM-301 GSD1a Submit U.S. IND application in first half of 2024 BEAM-201 T-ALL / T-LL Present clinical data in second half of 2024 *assuming CTA acceptance

THANK YOU J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 2024